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                                SUPPLEMENT NO. 1
                              DATED JUNE 28, 2000
                     TO THE PROSPECTUS DATED APRIL 3, 2000
                          FOR THE TIAA-CREF LIFE FUNDS

     We are adding a gambling screen to the TIAA-CREF Life Funds' Social Choice Equity Fund. Therefore the social choice screens on page 17 of the prospectus are revised to read as follows:

     Currently, the fund invests only in companies that do not:

     - have a significant portion of their business in weapons manufacturing;

     - produce and market alcoholic beverages or tobacco products;

     - have a significant portion of their business in gaming or gambling operations;

     - engage in activities that result or are likely to result in significant damage to the natural environment;

     - produce nuclear energy; or

     - have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).